EXHIBIT 99.1

This Statement on Form 3 is filed jointly by the Reporting Persons listed below.  The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Capital Group Holdings GP, LLC

Date of Event Requiring Statement: October 7, 2011

Issuer Name and Ticker or Trading Symbol:  First BanCorp [FBP]

OAKTREE PRINCIPAL FUND V (DELAWARE), L.P.

By:	Oaktree Fund GP, LLC, its general partner
By:	Oaktree Fund GP I, L.P., its managing member

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE FF INVESTMENT FUND AIF (DELAWARE), L.P.

By:	Oaktree Fund AIF Series, L.P. — Series I, its general partner
By:	Oaktree Fund GP AIF, LLC, its general partner
By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE FUND AIF SERIES, L.P. — SERIES I

By:	Oaktree Fund GP AIF, LLC, its general partner
By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE FUND GP AIF, LLC

By:	Oaktree Fund GP III, L.P., its managing member

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE FUND GP III, L.P.

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE AIF INVESTMENTS, L.P.

By:	Oaktree AIF Holdings, Inc., its general partner

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE AIF HOLDINGS, INC.

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President